UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22380

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

June 30, 2018

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund (EXD)

Semiannual Report

June 30, 2018

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Managed Distribution Plan. Pursuant to an exemptive order issued by the Securities and Exchange Commission (Order), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (MDP) pursuant to which the Fund makes quarterly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund currently distributes quarterly cash distributions equal to $0.160 per share in accordance with the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

The Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions contained in the notice and press release are only estimates and are not provided for tax purposes. The amounts and sources of the Fund’s distributions for tax purposes will be reported to shareholders on Form 1099-DIV for each calendar year.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Semiannual Report June 30, 2018

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

Table of Contents

Performance	2

Fund Profile	2

Endnotes and Additional Disclosures	3

Financial Statements	4

Annual Meeting of Shareholders	17

Board of Trustees’ Contract Approval	18

Officers and Trustees	21

Important Notices	22

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

June 30, 2018

Performance1

Portfolio Managers Ken Everding, Ph.D. and Jonathan Orseck, each of Parametric Portfolio Associates LLC; James H. Evans, CFA, Brian C. Barney, CFA and Devin J. Cooch, CFA

% Average Annual Total Returns	Inception Date	Six Months	One Year	Five Years	Since Inception
Fund at NAV	06/29/2010	–3.54%	–6.81%	0.99%	2.41%
Fund at Market Price	—	–6.46	–11.28	–1.31	0.61
Bloomberg Barclays 5 Year Municipal Bond Index	—	0.30%	0.27%	2.07%	2.54%

% Premium/Discount to NAV[2]
					–13.19%

Distributions[3]
Total Distributions per share for the period					$0.450
Distribution Rate at NAV					6.07%
Distribution Rate at Market Price					6.99%

Fund Profile

Credit Quality (% of bond holdings)4

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

June 30, 2018

Endnotes and Additional Disclosures

[1]

Bloomberg Barclays 5 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 4-6 years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[2]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[3]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. In recent years, a significant portion of the Fund’s distributions has been characterized as a return of capital. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[4]

Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Fund profile subject to change due to active management.

3

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

June 30, 2018

Portfolio of Investments (Unaudited)

Tax-Exempt Municipal Securities — 91.0%
Security	Principal Amount (000’s omitted)	Value

Bond Bank — 2.3%
New York Environmental Facilities Corp., (New York City Municipal Water Finance Authority), 5.00%, 6/15/25	$1,000	$1,178,820
Vermont Municipal Bond Bank, 5.00%, 12/1/19	705	738,706
Vermont Municipal Bond Bank, 5.00%, 12/1/22	435	489,827
		$2,407,353

Education — 3.8%
New York Dormitory Authority, (School Districts), 5.00%, 10/1/25	$1,000	$1,171,190
Southwest Higher Education Authority, TX, (Southern Methodist University), 5.00%, 10/1/21	425	464,708
Texas A&M University, 5.00%, 7/1/24	2,000	2,225,180
		$3,861,078

Electric Utilities — 2.6%
San Antonio, TX, Electric and Gas Systems Revenue, 5.00%, 2/1/22	$600	$663,156
Southern California Public Power Authority, (Canyon Power Project), 1.76%, 5/1/21 (Put Date), (SIFMA + 0.25%), 7/1/40(1)	2,000	2,002,860
		$2,666,016

Escrowed / Prerefunded — 5.0%
Leander Independent School District, TX, (PSF Guaranteed), Prerefunded to 8/15/24, 0.00%, 8/15/44	$9,500	$2,794,900
Pennsylvania, Prerefunded to 6/15/24, 5.00%, 6/15/29	1,000	1,158,970
Virginia College Building Authority, (21st Century College and Equipment Programs), Prerefunded to 2/1/23, 5.00%, 2/1/24	1,000	1,130,130
		$5,084,000

General Obligations — 48.1%
Arkansas, 5.00%, 6/15/21(2)	$5,000	$5,459,150
Austin, TX, 5.00%, 9/1/23	2,500	2,855,425
Beaufort County School District, SC, 5.00%, 3/1/19(2)	5,370	5,494,530
Colorado Springs School District No. 11, CO, 4.00%, 12/1/25	500	536,760
Denton Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/23	2,000	1,768,700
Denton Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/24	2,000	1,730,540
Florida Board of Education, 5.00%, 6/1/22(2)	2,700	2,862,081
Irving, TX, 4.00%, 9/15/26	1,190	1,319,698

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Judson Independent School District, TX, (PSF Guaranteed), 5.00%, 2/1/25	$1,870	$2,169,125
King County, WA, 5.00%, 1/1/27	1,000	1,110,150
Liberty Hill Independent School District, TX, (PSF Guaranteed), 0.00%, 8/1/21	315	295,205
Maryland, 5.00%, 3/1/22	2,000	2,218,980
Massachusetts, 5.00%, 7/1/23(2)	2,000	2,277,720
Minnesota, 5.00%, 8/1/23	500	572,075
Mississippi, 5.00%, 10/1/25	1,735	2,034,531
Montgomery County, MD, 5.00%, 11/1/26	2,000	2,325,200
Montgomery County, PA, 5.00%, 8/15/23	2,000	2,286,200
Montgomery County, PA, 5.00%, 8/15/24	1,000	1,161,260
New York, 5.00%, 2/15/27	1,000	1,209,930
North Carolina, 5.00%, 6/1/24	4,000	4,646,440
North Ridgeville City School District, OH, 0.00%, 12/1/23	530	470,068
Plano Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/25	365	423,944
Santa Monica Community College District, CA, (Election of 2016), 5.00%, 8/1/22	500	563,890
Washington, 5.00%, 8/1/27	1,000	1,175,420
Wisconsin, 5.00%, 5/1/20(2)	2,255	2,391,247
		$49,358,269

Hospital — 6.5%
Allen County, OH, Hospital Facilities, (Catholic Healthcare Partners), 5.00%, 9/1/20(2)	$5,000	$5,314,500
Massachusetts Development Finance Agency, (Partners HealthCare System), 2.01%, (SIFMA + 0.50%), 1/26/23 (Put Date), 7/1/38(1)	1,000	1,006,540
Middlesex County, NJ, 2.00%, 6/1/21	380	382,250
		$6,703,290

Lease Revenue / Certificates of Participation — 2.3%
Cabarrus County Limited Obligation Bonds, NC, 5.00%, 6/1/25	$545	$635,868
Virginia College Building Authority, (21st Century College and Equipment Programs), 5.00%, 2/1/24	1,500	1,721,850
		$2,357,718

Other Revenue — 4.2%
California Infrastructure and Economic Development Bank, (The J. Paul Getty Trust), Series 2011A-3, 1.98%, (70% of 3 mo. USD LIBOR + 0.37%), 4/1/20 (Put Date), 4/1/38(1)	$1,300	$1,304,498

4	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

June 30, 2018

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value

Other Revenue (continued)
California Infrastructure and Economic Development Bank, (The J. Paul Getty Trust), Series 2011A-4, 1.98%, (70% of 3 mo. USD LIBOR + 0.37%), 4/1/20 (Put Date), 4/1/38(1)	$1,000	$1,003,460
California Infrastructure and Economic Development Bank, (The J. Paul Getty Trust), Series 2012B-1, 1.588%, (70% of 1 mo. USD LIBOR + 0.20%), 4/1/21 (Put Date), 10/1/47(1)	2,000	2,000,000
		$4,307,958

Transportation — 2.5%
Bay Area Toll Authority, CA, (San Francisco Bay Area), 2.166%, (70% of 3 mo. USD LIBOR + 0.55%), 4/1/21 (Put Date), 4/1/45(1)	$2,500	$2,519,275
		$2,519,275

Water and Sewer — 13.7%
California Department of Water Resources, (Central Valley Project), 1.73%, (SIFMA+ 0.22%), 12/1/20 (Put Date), 12/1/35(1)	$2,275	$2,278,845
Charlotte, NC, Water and Sewer System Revenue, 5.00%, 7/1/24	3,000	3,489,450
New York City Municipal Water Finance Authority, NY, (Water and Sewer System), 5.00%, 6/15/27	1,500	1,749,315
Oklahoma City Water Utilities Trust, OK, 4.00%, 7/1/25	2,000	2,164,460
Seattle, WA, Solid Waste Revenue, 5.00%, 8/1/21	1,415	1,545,505
Washington Suburban Sanitary District, MD, 4.00%, 6/1/25	2,550	2,830,653
		$14,058,228

Total Tax-Exempt Municipal Securities — 91.0% (identified cost $93,008,993)		$93,323,185

Taxable Municipal Securities — 6.3%
Security	Principal Amount (000’s omitted)	Value

Education — 1.6%
University of North Carolina at Chapel Hill, 2.098%, 12/1/19	$1,135	$1,129,234
University of North Carolina at Chapel Hill, 2.355%, 12/1/20	500	494,330
		$1,623,564

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue — 4.7%
New York City Transitional Finance Authority, NY, Future Tax Revenue, 2.86%, 8/1/25(2)	$5,000	$4,800,350
		$4,800,350

Total Taxable Municipal Securities — 6.3% (identified cost $6,635,000)		$6,423,914

Short-Term Investments — 2.6%
Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 2.09%(3)	2,711,526	$2,711,526

Total Short-Term Investments — 2.6% (identified cost $2,711,526)		$2,711,526

Total Purchased Options — 0.2% (identified cost $279,162)		$188,309

Total Investments — 100.1% (identified cost $102,634,681)		$102,646,934

Total Written Options — (0.9)% (premiums received $1,312,263)		$(923,808)

Other Assets, Less Liabilities — 0.8%		$802,648

Net Assets — 100.0%		$102,525,774

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At June 30, 2018, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

Texas	16.3%
California	11.4%
North Carolina	10.1%
Others, representing less than 10% individually	59.5%

5	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

June 30, 2018

Portfolio of Investments (Unaudited) — continued

Purchased Call Options — 0.0%(4)

Exchange-Traded Options — 0.0%(4)

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value

S&P 500 Index	59	$16,038,383	$2,925	7/2/18	$590
S&P 500 Index	60	16,310,220	2,925	7/3/18	600
S&P 500 Index	58	15,766,546	2,950	7/6/18	580
S&P 500 Index	58	15,766,546	2,950	7/9/18	580
S&P 500 Index	59	16,038,383	2,950	7/11/18	590
S&P 500 Index	61	16,582,057	2,955	7/13/18	610
S&P 500 Index	61	16,582,057	2,950	7/16/18	763
S&P 500 Index	62	16,853,894	2,950	7/18/18	775
S&P 500 Index	60	16,310,220	2,945	7/20/18	600
S&P 500 Index	61	16,582,057	2,910	7/23/18	1,067
S&P 500 Index	60	16,310,220	2,925	7/25/18	1,050
S&P 500 Index	59	16,038,383	2,925	7/27/18	1,565

Total					$9,370

Purchased Put Options — 0.2%

Exchange-Traded Options — 0.2%

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value

S&P 500 Index	59	$16,038,383	$2,500	7/2/18	$885
S&P 500 Index	60	16,310,220	2,520	7/3/18	1,650
S&P 500 Index	58	15,766,546	2,530	7/6/18	3,770
S&P 500 Index	58	15,766,546	2,550	7/9/18	6,960
S&P 500 Index	59	16,038,383	2,560	7/11/18	13,570
S&P 500 Index	61	16,582,057	2,540	7/13/18	16,775
S&P 500 Index	61	16,582,057	2,540	7/16/18	19,825
S&P 500 Index	62	16,853,894	2,530	7/18/18	24,180
S&P 500 Index	60	16,310,220	2,515	7/20/18	24,000
S&P 500 Index	61	16,582,057	2,450	7/23/18	18,453
S&P 500 Index	60	16,310,220	2,480	7/25/18	25,800
S&P 500 Index	59	16,038,383	2,470	7/27/18	23,071

Total					$178,939

6	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

June 30, 2018

Portfolio of Investments (Unaudited) — continued

Written Call Options — (0.2)%

Exchange-Traded Options — (0.2)%

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value

S&P 500 Index	59	$16,038,383	$2,790	7/2/18	$(737)
S&P 500 Index	60	16,310,220	2,795	7/3/18	(600)
S&P 500 Index	58	15,766,546	2,815	7/6/18	(725)
S&P 500 Index	58	15,766,546	2,825	7/9/18	(725)
S&P 500 Index	59	16,038,383	2,830	7/11/18	(737)
S&P 500 Index	61	16,582,057	2,820	7/13/18	(2,593)
S&P 500 Index	61	16,582,057	2,815	7/16/18	(4,270)
S&P 500 Index	62	16,853,894	2,815	7/18/18	(6,665)
S&P 500 Index	60	16,310,220	2,810	7/20/18	(11,100)
S&P 500 Index	61	16,582,057	2,775	7/23/18	(53,680)
S&P 500 Index	60	16,310,220	2,790	7/25/18	(36,600)
S&P 500 Index	59	16,038,383	2,790	7/27/18	(64,573)

Total					$(183,005)

Written Put Options — (0.7)%

Exchange-Traded Options — (0.7)%

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value

S&P 500 Index	59	$16,038,383	$2,635	7/2/18	$(2,508)
S&P 500 Index	60	16,310,220	2,655	7/3/18	(8,850)
S&P 500 Index	58	15,766,546	2,665	7/6/18	(30,450)
S&P 500 Index	58	15,766,546	2,685	7/9/18	(62,640)
S&P 500 Index	59	16,038,383	2,695	7/11/18	(92,335)
S&P 500 Index	61	16,582,057	2,675	7/13/18	(83,875)
S&P 500 Index	61	16,582,057	2,675	7/16/18	(90,585)
S&P 500 Index	62	16,853,894	2,665	7/18/18	(86,490)
S&P 500 Index	60	16,310,220	2,650	7/20/18	(85,500)
S&P 500 Index	61	16,582,057	2,585	7/23/18	(50,020)
S&P 500 Index	60	16,310,220	2,615	7/25/18	(73,800)
S&P 500 Index	59	16,038,383	2,605	7/27/18	(73,750)

Total					$(740,803)

(1)	Floating rate security. The stated interest rate represents the rate in effect at June 30, 2018.

(2)	Security (or a portion thereof) has been pledged as collateral for written option contracts.

(3)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of June 30, 2018.

(4)	Amount is less than 0.05%.

Abbreviations:

LIBOR	–	London Interbank Offered Rate
PSF	–	Permanent School Fund
SIFMA	–	Securities Industry and Financial Markets Association Municipal Swap Index
USD	–	United States Dollar

7	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

June 30, 2018

Statement of Assets and Liabilities (Unaudited)

Assets	June 30, 2018
Unaffiliated investments, at value (identified cost, $99,923,155)	$99,935,408
Affiliated investment, at value (identified cost, $2,711,526)	2,711,526
Interest receivable	882,407
Dividends receivable from affiliated investment	3,674
Receivable for investments sold	123,512
Total assets	$103,656,527

Liabilities
Written options outstanding, at value (premiums received, $1,312,263)	$923,808
Payable for investments purchased	24,637
Payable to affiliates:
Investment adviser and administration fee	105,596
Trustees’ fees	1,292
Accrued expenses	75,420
Total liabilities	$1,130,753
Net Assets	$102,525,774

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized	$97,316
Additional paid-in capital	115,348,394
Accumulated distributions in excess of net investment income	(3,911,826)
Accumulated net realized loss	(9,408,818)
Net unrealized appreciation	400,708
Net Assets	$102,525,774

Common Shares Outstanding	9,731,586

Net Asset Value
Net assets ÷ common shares issued and outstanding	$10.54

8	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

June 30, 2018

Statement of Operations (Unaudited)

Investment Income	Six Months Ended June 30, 2018
Interest	$1,175,458
Dividends from affiliated investment	45,240
Total investment income	$1,220,698

Expenses
Investment adviser and administration fee	$639,572
Trustees’ fees and expenses	2,105
Custodian fee	47,365
Transfer and dividend disbursing agent fees	9,369
Legal and accounting services	28,598
Printing and postage	15,938
Miscellaneous	10,363
Total expenses	$753,310

Net investment income	$467,388

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(2,285,974)
Investment transactions — affiliated investment	2,118
Written options	(1,557,959)
Net realized loss	$(3,841,815)
Change in unrealized appreciation (depreciation) —
Investments	$(1,063,247)
Written options	(38,149)
Net change in unrealized appreciation (depreciation)	$(1,101,396)

Net realized and unrealized loss	$(4,943,211)

Net decrease in net assets from operations	$(4,475,823)

9	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

June 30, 2018

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
From operations —
Net investment income	$467,388	$982,524
Net realized loss	(3,841,815)	(2,455,283)
Net change in unrealized appreciation (depreciation)	(1,101,396)	(59,458)
Net decrease in net assets from operations	$(4,475,823)	$(1,532,217)
Distributions to common shareholders —
From net investment income	$(4,379,214)*	$(979,475)
Tax return of capital	—	(10,309,165)
Total distributions to common shareholders	$(4,379,214)	$(11,288,640)

Net decrease in net assets	$(8,855,037)	$(12,820,857)

Net Assets
At beginning of period	$111,380,811	$124,201,668
At end of period	$102,525,774	$111,380,811

Accumulated distributions in excess of net investment income included in net assets
At end of period	$(3,911,826)	$—

*	A portion of the distributions may be deemed from net realized gain or a tax return of capital at year-end. See Note 2.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

June 30, 2018

Financial Highlights

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net asset value — Beginning of period	$11.450		$12.760	$14.320	$14.200	$15.300	$18.290

Income (Loss) From Operations
Net investment income(1)	$0.048		$0.101	$0.085	$0.093	$0.088	$0.073
Net realized and unrealized gain (loss)	(0.508)		(0.251)	(0.485)	1.065	0.184	(1.363)

Total income (loss) from operations	$(0.460)		$(0.150)	$(0.400)	$1.158	$0.272	$(1.290)

Less Distributions
From net investment income	$(0.450	)*	$(0.101)	$(0.146)	$(0.093)	$(0.088)	$(0.074)
From net realized gain	—		—	(0.037)	(0.249)	—	—
Tax return of capital	—		(1.059)	(0.977)	(0.818)	(1.312)	(1.626)

Total distributions	$(0.450)		$(1.160)	$(1.160)	$(1.160)	$(1.400)	$(1.700)

Anti-dilutive effect of share repurchase program (see Note 5)(1)	$—		$—	$—	$0.122	$0.028	$—

Net asset value — End of period	$10.540		$11.450	$12.760	$14.320	$14.200	$15.300

Market value — End of period	$9.150		$10.250	$11.330	$12.570	$12.690	$14.200

Total Investment Return on Net Asset Value(2)	(3.54	)%(3)	(0.59)%	(2.01)%	10.36%	2.67%	(6.81)%

Total Investment Return on Market Value(2)	(6.46	)%(3)	0.22%	(0.88)%	8.40%	(1.14)%	(10.47)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$102,526		$111,381	$124,202	$139,326	$147,635	$161,671
Ratios (as a percentage of average daily net assets):
Expenses(4)	1.47	%(5)	1.45%	1.44%	1.43%	1.42%	1.43%
Net investment income	0.91	%(5)	0.81%	0.62%	0.64%	0.58%	0.44%
Portfolio Turnover	30	%(3)	68%	46%	35%	52%	51%

(1)	Computed using average shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)	Not annualized.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Annualized.

*	A portion of the distributions may be deemed from net realized gain or a tax return of capital at year-end. See Note 2.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

June 30, 2018

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s investment objective is to provide tax-advantaged current income and gains.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority. Non U.S. exchange-traded options and over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by the Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of June 30, 2018, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

12

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

June 30, 2018

Notes to Financial Statements (Unaudited) — continued

G  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the exercise price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the exercise price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

I  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

J  Interim Financial Statements — The interim financial statements relating to June 30, 2018 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distributions to Shareholders and Income Tax Information

Subject to its Managed Distribution Plan, the Fund intends to make quarterly distributions from its net investment income, net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) and other sources. The Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component. For the six months ended June 30, 2018, the amount of distributions estimated to be a tax return of capital was approximately $3,889,000. The final determination of tax characteristics of the Fund’s distributions will occur at the end of the year, at which time it will be reported to the shareholders.

At December 31, 2017, the Fund, for federal income tax purposes, had deferred capital losses of $5,204,067 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at December 31, 2017, $2,984,004 are short-term and $2,220,063 are long-term.

13

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

June 30, 2018

Notes to Financial Statements (Unaudited) — continued

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at June 30, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$101,313,699

Gross unrealized appreciation	$1,211,491
Gross unrealized depreciation	(802,064)

Net unrealized appreciation	$409,427

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for management, investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 1.25% of the Fund’s average daily net assets up to and including $1.5 billion and at reduced rates on daily net assets over $1.5 billion, and is payable monthly. For the six months ended June 30, 2018, the investment adviser and administration fee amounted to $639,572 or 1.25% (annualized) of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. Pursuant to a sub-advisory agreement, EVM has delegated a portion of the investment management to Parametric Portfolio Associates LLC (Parametric), a majority-owned subsidiary of Eaton Vance Corp. EVM pays Parametric a portion of its investment adviser and administration fee for sub-advisory services provided to the Fund.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended June 30, 2018, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations aggregated $30,698,963 and $40,170,168, respectively, for the six months ended June 30, 2018.

5  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the six months ended June 30, 2018 and the year ended December 31, 2017.

On November 11, 2013, the Board of Trustees of the Fund authorized the repurchase by the Fund of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value (NAV). The repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the six months ended June 30, 2018 and the year ended December 31, 2017.

6  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at June 30, 2018 is included in the Portfolio of Investments. At June 30, 2018, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund enters into a series of S&P 500 written call and put option spread transactions to enhance return while limiting its maximum option loss potential. A written call option spread on a stock index consists of selling call options on the index and buying an equal number of call options on the same index and with the same expiration, but with a higher exercise price. A written put option spread on a stock index consists of selling put options on an index and buying an equal number of put options on the same index and with the same expiration, but with a lower exercise price. Any net premiums received are reduced by the premiums paid on the purchased options. The risk of loss if written options expire in the money is limited to the difference in exercise price of the written and purchased option positions. The Fund’s use of option spreads rather than stand alone options, staggering roll dates across the option position portfolio, and utilizing exchange-traded options guaranteed by the Options Clearing Corporation, a market clearinghouse, serve to mitigate risk in its option strategy.

14

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

June 30, 2018

Notes to Financial Statements (Unaudited) — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at June 30, 2018 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative(2)

Purchased options	$188,309	$—
Written options	—	(923,808)

Total	$188,309	$(923,808)

(1)	Statement of Assets and Liabilities location: Unaffiliated investments, at value.

(2)	Statement of Assets and Liabilities location: Written options outstanding, at value.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the six months ended June 30, 2018 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Purchased options	$(1,996,241)	$(33,552)
Written options	(1,557,959)	(38,149)

	$(3,554,200)	$(71,701)

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions and Written options, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Investments and Written options, respectively.

The average number of purchased and written options contracts outstanding during the six months ended June 30, 2018, which are indicative of the volume of these derivative types, were 1,428 and 1,428 contracts, respectively.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

15

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

June 30, 2018

Notes to Financial Statements (Unaudited) — continued

At June 30, 2018, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$93,323,185	$—	$93,323,185
Taxable Municipal Securities	—	6,423,914	—	6,423,914
Short-Term Investments	—	2,711,526	—	2,711,526
Purchased Call Options	9,370	—	—	9,370
Purchased Put Options	178,939	—	—	178,939

Total Investments	$188,309	$102,458,625	$—	$102,646,934

Liability Description

Written Call Options	$(183,005)	$—	$—	$(183,005)
Written Put Options	(740,803)	—	—	(740,803)

Total	$(923,808)	$—	$—	$(923,808)

At June 30, 2018, there were no investments transferred between Level 1 and Level 2 during the six months then ended.

16

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

June 30, 2018

Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on April 19, 2018. The following action was taken by the shareholders:

Item 1:  The election of George J. Gorman, William H. Park, Susan J. Sutherland and Harriett Tee Taggart as Class II Trustees of the Fund for a three-year term expiring in 2021.

Nominee for Trustee Elected by All Shareholders	Number of Shares
	For	Withheld
George J. Gorman	8,742,378	164,841
William H. Park	8,732,672	174,547
Susan J. Sutherland	8,701,539	205,680
Harriett Tee Taggart	8,736,908	170,311

17

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

June 30, 2018

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the registered investment companies advised by either Eaton Vance Management or its affiliate, Boston Management and Research, (the “Eaton Vance Funds”) held on April 24, 2018, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2018. The Contract Review Committee also considered information received at prior meetings of the Board and its committees, as relevant to its annual evaluation of the investment advisory and sub-advisory agreements.

The information that the Board considered included, among other things, the following (for funds that invest through one or more underlying portfolio(s), references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices, as well as customized groups of peer funds and blended indices identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the fund’s investment strategies and policies;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s policies and practices with respect to trading, including each adviser’s processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to portfolio turnover rates of each fund;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their responsibilities with respect to managing other mutual funds and investment accounts;

•	The Code of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates (including descriptions of various compliance programs) and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

18

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

June 30, 2018

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each investment advisory agreement.

Over the course of the twelve-month period ended April 30, 2018, with respect to one or more funds, the Board met seven times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, thirteen, six, eight and nine times, respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each investment adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective, such as the use of derivative instruments, as well as risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters. In addition to the formal meetings of the Board and its Committees, the Independent Trustees hold regular teleconferences in between meetings to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of investment advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Eaton Vance Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement of Eaton Vance Tax-Advantaged Bond and Option Strategies Fund (the “Fund”) with Eaton Vance Management (the “Adviser”) and the sub-advisory agreement with Parametric Portfolio Associates LLC (the “Sub-adviser”), an affiliate of the Adviser, including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee based on the material factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement and the sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and administrative agreement and the sub-advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. With respect to the Adviser, the Board considered the Adviser’s responsibilities overseeing the Sub-adviser and coordinating its activities in implementing the Fund’s investment strategy. In particular, the Board considered the abilities and experience of the Adviser’s investment professionals in analyzing factors such as tax efficiency and special considerations relevant to investing in municipal bonds, Treasury securities and other securities backed by the U.S. government or its agencies, as well as investing in stocks and selling call options on various indices, including the S&P 500 Index. With respect to the Sub-adviser, the Board considered the abilities and experience of the Sub-adviser’s investment professionals in implementing the Fund’s option strategy. The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of the Adviser and other factors, such as the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton

19

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

June 30, 2018

Board of Trustees’ Contract Approval — continued

Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment professionals, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement and the sub-advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices. The Board’s review included comparative performance data for the one-, three- and five-year periods ended September 30, 2017 for the Fund. In this regard, the Board noted that the performance of the Fund was lower than the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was lower than its primary benchmark index for the three-year period. In considering the Fund’s performance, the Board noted that the Fund’s underperformance was primarily attributable to its rules-based option overlay strategy. The Board also noted the Fund’s excess income return relative to its peers.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one year period ended September 30, 2017, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered certain Fund specific factors that had an impact on Fund expense ratios relative to comparable funds, as identified by management in response to inquiries from the Contract Review Committee.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and Other “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect fall-out benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser or the Sub-adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are deemed not to be excessive.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in any benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.

20

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

June 30, 2018

Officers and Trustees

Officers of Eaton Vance Tax-Advantaged Bond and Option Strategies Fund

Payson F. Swaffield

President

Maureen A. Gemma

Vice President, Secretary and

Chief Legal Officer

James F. Kirchner

Treasurer

Richard F. Froio

Chief Compliance Officer

Trustees of Eaton Vance Tax-Advantaged Bond and Option Strategies Fund

William H. Park

Chairperson

Thomas E. Faust Jr.*

Mark R. Fetting

Cynthia E. Frost

George J. Gorman

Valerie A. Mosley

Helen Frame Peters

Susan J. Sutherland

Harriett Tee Taggart

Scott E. Wennerholm

*	Interested Trustee

21

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct AST, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its outstanding common shares as of the approved date in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

22

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Sub-Adviser

Parametric Portfolio Associates LLC

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Fund Offices

Two International Place

Boston, MA 02110

7767    6.30.18

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

Not required in this filing.

Item 4. Principal Accountant Fees and Services

Not required in this filing.

Item 5. Audit Committee of Listed Registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant does not engage in securities lending.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date: August 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: August 21, 2018

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date: August 21, 2018